UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 4, 2008

Isilon Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	3345955	91-2101027
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3101 Western Ave., Seattle, Washington		98121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	206-315-7493

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Extension of NASDAQ Listing:

On March 10, 2008, Isilon Systems, Inc. reported that the NASDAQ Listing Qualifications Panel has granted Isilon’s request for continued listing on The NASDAQ Stock Market through April 16, 2008, subject to certain conditions. By March 31, 2008, Isilon must provide further information to the NASDAQ Hearings Department about the findings and conclusions of the Company’s Audit Committee review and, on or before April 16, 2008, Isilon must file its delinquent Form 10-Q for the quarter ended September 30, 2007.

A copy of the press release issued on March 10, 2008 is attached as Exhibit 99.1 and incorporated herein by reference.

Safe Harbor for Forward Looking Statements:

This current report contains forward-looking statements regarding future events, including statements regarding Isilon’s continued listing on The NASDAQ Stock Market. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from any future performance suggested in such statements. There can be no assurances that forward-looking statements will be achieved. Important factors that could cause actual results to differ materially from those indicated in forward-looking statements include the following: the results and timing of the review being conducted by the Company’s Audit Committee; the audit and review by the Company’s independent registered public accounting firm of the results and findings of the Company’s review, including their audit and review of the Company’s estimates of the amounts to be restated; the impact, if any, of such results or findings on the historical financial statements of the Company; the Company’s inability to timely file reports with the Securities and Exchange Commission and any resulting impact on its ability to meet NASDAQ continued listing requirements; and risks of litigation and governmental or other regulatory inquiry or proceedings arising out of or related to any of the matters described in this current report, including litigation already initiated against the Company. Therefore, any forward-looking statements should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release of Isilon Systems, Inc. dated March 10, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Isilon Systems, Inc.

March 10, 2008	By:	Keenan M. Conder

Name: Keenan M. Conder
Title: VP General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release of Isilon Systems, Inc. dated March 10, 2008.